UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6529
                                                     ---------------------

                             Columbia Funds Trust VI
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3698
                                                           -------------------

                  Date of fiscal year end:  07/31/2004
                                           ------------------

                  Date of reporting period: 07/31/2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                    Columbia
                                 Growth & Income
                                      Fund
                                  Annual Report
                                  July 31, 2004

[photo of man and woman smiling]


[logo]:
COLUMBIA FUNDS
A MEMBER OF COLUMBIA MANAGEMENT GROUP

TO OUR FELLOW SHAREHOLDERS
                          ------------------------------------------------------
                                                   Columbia Growth & Income Fund

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you. There are no immediate changes planned for fund names or customer service contacts.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle between Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. (collectively "Columbia Management") with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) Under the agreements Columbia Management agreed, among other things, to pay $70 million in disgorgement; $70 million in civil penalties and to reduce mutual fund fees by $80 million over a five-year period. Please rest assured that the settlement and all associated legal fees will be paid by Columbia Management; not by the affected funds or their shareholders. The agreement requires the final approval of the SEC and the NYAG.

You should know that your fund's Board of Trustees has taken another important step to strengthen its capacity to oversee your fund. Recently, the Board of Trustees appointed Mary Joan Hoene as Chief Compliance Officer of Columbia funds. In this role, Ms. Hoene will work with the Board of Trustees, particularly focused on the overall compliance program of the funds and the responsibility and performance of the funds' service providers. Ms. Hoene will report directly to the Board of Trustees and will work closely with senior leadership of Columbia Management, the investment arm of Bank of America, and with Bank of America's principal compliance executives. Prior to her appointment, Ms. Hoene was a partner in the law firm of Carter, Ledyard & Milburn, LLP. Among the firm's clients were investment advisors and independent directors of mutual funds. Ms. Hoene has also worked for the Securities and Exchange Commission as associate director and deputy director for the Division of Investment Management. She has also been an active advisor to several fund boards in developing independent board practices. The Board is pleased that it has appointed Ms. Hoene with her broad and extensive experience to this important new position.

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

/s/ Thomas C. Theobald                      /s/ J. Kevin Connaughton

Thomas C. Theobald                          J. Kevin Connaughton
Chairman, Board of Trustees                 President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.





Table of Contents

Fund Profile ............................1
Performance Information .................2
Understanding Your Expenses..............3
Economic Update..........................4
Portfolio Managers' Report ..............5
Financial Statements ....................7
   Investment Portfolio..................8
   Statement of Assets and Liabilities..12
   Statement of Operations..............13
   Statements of Changes in Net Assets..14
   Notes to Financial Statements........16
   Financial Highlights.................21
Report of Independent Registered
   Public Accounting Firm...............25
Unaudited Information...................26
Trustees................................27
Officers................................29
Columbia Funds..........................30
Important Information
About This Report.......................32


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

Not FDIC Insured
May Lose Value
No Bank Guarantee

FUND PROFILE
            --------------------------------------------------------------------
                                                   Columbia Growth & Income Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed, and the composition of its portfolio will change over time.

Top 5 sectors as of 07/31/04 (%)
-----------------------------------
   Financials                  29.8
===================================
   Energy                      13.8
===================================
   Industrials                 11.1
===================================
   Consumer staples             9.6
===================================
   Consumer discretionary       7.3
===================================



Top 10 holdings as of 07/31/04 (%)
-----------------------------------
   Citigroup                    4.0
===================================
   Exxon Mobil                  3.5
===================================
   JPMorgan Chase & Co.         2.8
===================================
   ConocoPhillips               2.7
===================================
   BP PLC                       2.6
===================================
   US Bancorp                   2.3
===================================
   Wells Fargo                  2.2
===================================
   American International Group 2.2
===================================
   General Electric             2.1
===================================
   iShares Russell 1000
       Value Index Fund         2.0
===================================



Sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style BoxTM reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 07/31/2004.


[SIDEBAR INFORMATION]:

Summary

o For the 12-month period ended July 31, 2004, the fund's class A shares returned 13.83% without sales charge. A strengthening economy and solid profit growth helped the fund generate its double-digit return.

o The fund's performance shortfall can be attributed to the first half of the period, when the managers were restructuring the portfolio. Relative performance picked up considerably in the second half of the period as the fund shifted to a more diversified portfolio with new parameters for evaluating risk.

o The fund's emphasis on higher quality securities also helped relative performance in the second half of the period. They held up better than lower quality securities, which led the market rally during the first half of the period.

                                    Objective
                                 Seeks long-term
                                growth and income

                                Total net assets
                                 $1.908 billion

[Illustration of 2 arrows pointing up]:

                        Russell 1000
Class A shares          Value Index
    13.83%                 17.68%



Morningstar style box
Style/Value // Size/Large

PERFORMANCE INFORMATION
                       ---------------------------------------------------------
                                                   Columbia Growth & Income Fund

Performance of a $10,000 investment
08/01/94 - 07/31/04 ($)
-------------------------------------
   sales charge  without       with
-------------------------------------
   Class A       31,702       29,879
-------------------------------------
   Class B       29,396       29,396
-------------------------------------
   Class C       29,404       29,404
-------------------------------------
   Class Z       32,031         n/a
-------------------------------------

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

[MOUNTAIN CHART DATA]:

Value of a $10,000 investment 08/01/94 - 07/31/04


              Class A shares    Class A shares     Russell 1000         S&P 500
        without sales charge  with sales charge     Value Index           Index

08/1994               $10,000           $ 9,425         $10,000         $10,000
                       10,444             9,843          10,288          10,410
                       10,316             9,722           9,947          10,155
                       10,453             9,852          10,086          10,383
                       10,111             9,530           9,679          10,005
                       10,268             9,677           9,792          10,154
                       10,524             9,919          10,093          10,417
                       11,019            10,385          10,493          10,823
                       11,285            10,636          10,724          11,142
                       11,532            10,869          11,063          11,470
                       12,008            11,317          11,527          11,928
                       12,229            11,526          11,683          12,205
                       12,625            11,899          12,089          12,610
                       12,552            11,830          12,260          12,642
                       12,985            12,238          12,704          13,175
                       12,902            12,160          12,578          13,128
                       13,373            12,604          13,214          13,704
                       13,296            12,532          13,546          13,969
                       13,657            12,872          13,969          14,444
                       13,877            13,079          14,075          14,578
                       13,886            13,088          14,314          14,718
                       14,396            13,568          14,368          14,934
                       14,756            13,907          14,548          15,320
                       14,533            13,697          14,560          15,378
                       13,750            12,959          14,009          14,698
                       14,182            13,366          14,410          15,008
                       14,804            13,953          14,983          15,853
                       15,186            14,313          15,563          16,291
                       16,301            15,363          16,692          17,522
                       15,913            14,998          16,478          17,175
                       17,004            16,027          17,277          18,249
                       17,037            16,057          17,531          18,391
                       16,435            15,490          16,900          17,635
                       17,430            16,427          17,610          18,688
                       18,467            17,405          18,594          19,826
                       19,202            18,098          19,392          20,715
                       20,953            19,748          20,850          22,363
                       20,165            19,006          20,108          21,111
                       21,292            20,068          21,322          22,268
                       20,274            19,109          20,728          21,524
                       21,041            19,831          21,644          22,521
                       21,510            20,273          22,276          22,908
                       21,732            20,482          21,959          23,162
                       23,312            21,971          23,437          24,832
                       24,458            23,052          24,872          26,104
                       24,446            23,041          25,038          26,367
                       23,818            22,448          24,668          25,914
                       24,706            23,286          24,983          26,966
                       24,262            22,867          24,544          26,680
                       20,339            19,169          20,892          22,822
                       21,240            20,018          22,091          24,285
                       22,992            21,670          23,803          26,260
                       24,410            23,007          24,912          27,851
                       25,824            24,339          25,759          29,455
                       26,508            24,984          25,965          30,686
                       25,400            23,940          25,599          29,732
                       26,238            24,730          26,129          30,921
                       26,960            25,410          28,569          32,118
                       26,585            25,056          28,255          31,360
                       28,159            26,540          29,075          33,100
                       27,424            25,847          28,223          32,068
                       27,114            25,555          27,176          31,911
                       26,084            24,584          26,227          31,036
                       27,179            25,616          27,738          33,001
                       27,475            25,896          27,522          33,671
                       28,770            27,115          27,654          35,654
                       27,230            25,665          26,752          33,864
                       26,177            24,671          24,764          33,224
                       29,116            27,442          27,786          36,473
                       29,116            27,442          27,463          35,375
                       28,921            27,258          27,752          34,650
                       28,560            26,917          26,483          35,506
                       28,740            27,087          26,815          34,952
                       29,806            28,092          28,305          37,123
                       30,098            28,367          28,566          35,163
                       31,636            29,817          29,269          35,015
                       31,816            29,987          28,183          32,256
                       33,442            31,519          29,595          32,414
                       33,322            31,406          29,707          33,565
                       32,998            31,101          28,881          30,504
                       31,923            30,087          27,862          28,570
                       32,555            30,683          29,227          30,789
                       33,150            31,244          29,885          30,996
                       32,365            30,504          29,221          30,243
                       33,235            31,324          29,160          29,946
                       32,996            31,099          27,990          28,072
                       31,838            30,007          26,020          25,803
                       31,787            29,959          25,796          26,296
                       33,033            31,134          27,295          28,313
                       33,261            31,348          27,939          28,562
                       32,722            30,841          27,724          28,145
                       32,313            30,455          27,768          27,602
                       33,964            32,011          29,082          28,640
                       32,613            30,737          28,084          26,904
                       32,593            30,719          28,225          26,705
                       29,053            27,383          26,605          24,804
                       26,773            25,233          24,130          22,872
                       26,995            25,443          24,314          23,020
                       23,232            21,896          21,610          20,518
                       25,272            23,818          23,211          22,324
                       27,182            25,619          24,674          23,638
                       26,030            24,533          23,603          22,251
                       25,100            23,657          23,032          21,668
                       23,680            22,318          22,417          21,343
                       23,585            22,229          22,455          21,550
                       25,252            23,800          24,431          23,326
                       27,318            25,747          26,009          24,555
                       27,963            26,355          26,334          24,869
                       27,848            26,247          26,727          25,307
                       28,302            26,675          27,143          25,800
                       27,770            26,173          26,877          25,527
                       28,736            27,084          28,522          26,972
                       29,021            27,352          28,910          27,209
                       31,009            29,226          30,691          28,635
                       31,468            29,658          31,231          29,162
                       32,330            30,471          31,900          29,567
                       32,178            30,328          31,619          29,121
                       31,412            29,606          30,847          28,663
                       31,431            29,624          31,162          29,056
                       32,292            30,435          31,898          29,620
07/2004                31,702            29,879          31,445          28,630


The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. As reported in the semiannual report dated January 31, 2004, the Russell 1000 Value Index is the fund's new benchmark. The previous benchmark was the S&P 500 Index. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 07/31/04 (%)
--------------------------------------------------------------------------------------------------------------------
   Share class                   A                         B                         C                       Z
====================================================================================================================
   Inception                 07/01/92                  07/01/92                  07/01/94                02/07/01
====================================================================================================================
   Sales charge           without   with           without  with              without  with               without
====================================================================================================================
   1-year                 13.83     7.28            12.92    7.92              12.90   11.90              14.08
====================================================================================================================
   5-year                  2.94     1.73             2.17    1.89               2.16    2.16               3.15
====================================================================================================================
   10-year                12.23    11.57            11.39   11.39              11.39   11.39              12.35
====================================================================================================================


Average annual total return as of 06/30/04 (%)
--------------------------------------------------------------------------------------------------------------------
   Share class                   A                         B                         C                       Z
====================================================================================================================
   Sales charge           without   with           without  with              without  with               without
====================================================================================================================
   1-year                 15.49     8.85            14.60    9.60              14.64   13.64              15.82
====================================================================================================================
   5-year                  2.78     1.57             2.00    1.72               2.01    2.01               2.99
====================================================================================================================
   10-year                12.67    12.01            11.82   11.82              11.83   11.83              12.79
====================================================================================================================


The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A shares, maximum CDSC of 5.00% for class B shares and 1% for class C shares for the first year only.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class Z share (newer class shares) performance information includes returns of the fund's class A shares (older class shares) as its expense structure more closely resembles that of the newer class shares for periods prior to the inception date of the newer class shares. Total returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the older class shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

UNDERSTANDING YOUR EXPENSES
--------------------------------------------------------------------------------
                                                   Columbia Growth & Income Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

     o For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

     o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

     1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

     2. In the section of the table below titled "Expenses paid during this period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

February 1, 2004 - July 31, 2004
------------------------------------------------------------------------------------------------------------------------
               Account value at the         Account value at the            Expenses paid              Fund's annualized
========================================================================================================================
           beginning of the period ($)     end of the period ($)          during period ($)            expense ratio (%)
========================================================================================================================
              Actual    Hypothetical       Actual    Hypothetical        Actual    Hypothetical
========================================================================================================================
   Class A   1,000.00     1,000.00        1,008.72     1,019.41           5.47         5.50                   1.10
========================================================================================================================
   Class B   1,000.00     1,000.00        1,004.65     1,015.68           9.20         9.25                   1.85
========================================================================================================================
   Class C   1,000.00     1,000.00        1,004.65     1,015.68           9.20         9.25                   1.85
========================================================================================================================
   Class Z   1,000.00     1,000.00        1,009.92     1,020.66           4.23         4.25                   0.85
========================================================================================================================

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

ECONOMIC UPDATE
               -----------------------------------------------------------------
                                                   Columbia Growth & Income Fund

The US economy staged a solid recovery during the 12-month period that began August 1, 2003 and ended July 31, 2004. However, unsettling news about the job market and a dip in consumer spending raised questions about the sustainability of growth near the end of the period. US gross domestic product (GDP) grew at a pace of more than 4.7% over the past year. But that pace slowed to 2.8% in the second quarter of 2004. Corporate profit growth exceeded 20% during the period, but it began to slow in 2004. As a result of these shifts, many economists lowered their expectations for the economy for the second half of the year.

Consumer confidence seesawed, mostly in reaction to changing job data, which dominated much of the economic news during the year. The Conference Board reported that confidence readings declined on weak job figures early in the year. Then they rose after the US labor markets added more than 1.2 million new jobs between March and May. However, consumer confidence continued to move higher despite disappointing job creation in June and July.

A good mood among consumers translated to higher spending on retail goods, autos and housing, which continued to thrive on relatively low mortgage rates. Yet, consumer spending declined markedly in July, the first such pullback in a year. However, businesses stepped into the gap and helped fuel the economy during the period. Industrial production rose and factories utilized more of their capacity. Spending on both technology and capital equipment picked up.

US STOCKS OUTPERFORMED BONDS

Buoyed by strong gains at the beginning of the period, the S&P 500 Index returned 13.17% during this 12-month reporting period. However, concerns about new terror threats, higher interest rates and energy prices, sidelined investors as the period wore on. Late in the period, leadership passed from small-cap stocks, which were strong performers early in the period, to mid- and large-cap stocks. Value stocks continued to lead growth stocks.

BONDS REFLECTED THE ECONOMIC NEWS

Despite interest-rate volatility, the US bond market delivered respectable gains during the period. The yield on the benchmark 10-year US Treasury bond drifted generally lower for the first eight months of the period. It rose sharply as the economy strengthened, the employment picture brightened and investors began to anticipate a shift in the Federal Reserve Board's policy on short-term interest rates. The Fed delivered on these expectations and raised the federal funds rate, a key short-term rate, from 1.00% to 1.25% when it met in June.1

A shaky stock market, higher energy prices and some surprisingly weak economic data gave the bond market a boost in the last two months of the period. As a result, the Lehman Brothers Aggregate Bond Index, a broad measure of investment grade bond market performance, returned 4.84%. The high-yield sector continued to lead the bond market. The Merrill Lynch High Yield, Cash Pay Index returned 13.08%. However, most of the sector's gains came in the first half of the period.



1    The federal funds rate was increased to 1.50% early in August.



[SIDEBAR INFORMATION]:

Summary
For the 12-month period
ended July 31, 2004

o Stock prices rose for all segments of the stock market, as measured by the S&P 500 Index and the broader Russell 3000 Index. But many sectors retreated in the final months of the period as interest rates moved higher and weaker economic data unsettled investors.

[Illustration of 2 arrows pointing up]:

 S&P Index                  Russell Index
  13.17%                        13.31%




o Investment grade bonds chalked up respectable gains despite a period of extreme interest rate volatility in April and May. The Lehman Brothers Aggregate Bond Index returned 4.84%. High-yield bonds, which can be less sensitive to changing interest rates, performed in line with the stock market. The Merrill Lynch US High Yield, Cash Pay Index returned 13.08%.


[Illustration of 2 arrows pointing up]:

 Lehman Index            Merrill Lynch Index
   4.84%                      13.08%



The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

PORTFOLIO MANAGERS' REPORT
                          ------------------------------------------------------
                                                   Columbia Growth & Income Fund

For the 12-month period ended July 31, 2004, Columbia Growth & Income Fund class A shares returned 13.83% without sales charge. This was less than the return of the fund's benchmark, the Russell 1000 Value Index, and the average return of the Morningstar(R) Large Value Category, which were 17.68% and 15.34% respectively.1

However, the fund's relative return does not capture an important aspect of the fund's story for the reporting period: a significant turnaround in performance that occurred because of a major restructuring that commenced early in the reporting period. For the first six-month period, from August 1, 2003 through January 31, 2004, the fund trailed both its benchmark and peer group by more than three percentage points. The fund returned 13.00% compared to a 16.86% gain for the Russell 1000 Value Index and a 16.12% average gain for the Morningstar Large Value Category. After restructuring, the fund closed that performance gap and outperformed both its benchmark and peer group for the second half of the period. From February 1, 2004 through July 31, 2004, the fund returned 0.73% compared to a 0.70% gain for the Russell 1000 Value Index and a negative 0.62% average return for the Morningstar Large Value Category.

We realize that six months is a relatively short period. And we cannot ensure that the fund will maintain this performance in the future because past performance is no guarantee of future results. However, we are pleased that the changes implemented by our management team resulted in an improvement in relative performance for this period.

The fund's new portfolio management team implemented a number of changes as part of its restructuring effort. It broadened the fund's diversification and brought fund allocations more in line with its benchmark, significantly tightening the risk parameters of the fund. The managers also raised the quality of securities in the portfolio, a move that was rewarded as higher quality names pulled ahead of the more aggressive, lower quality companies that had led the earlier market rally.

STRONG RETURNS FROM ENERGY, UTILITIES

We positioned the fund to benefit from a modestly improving economy, and this generally worked in its favor. Among the fund's best performers were energy stocks, which were a sizeable position in the portfolio, and utilities stocks, which were a relatively small position. The steady rise in oil and natural gas prices--to record levels by period end--boosted stock prices for Exxon Mobil, ConocoPhillips and BP. TXU benefited from its new management team's aggressive restructuring.

FINANCIAL STOCKS HIT BY RISING RATES

The fund's financial holdings started the period on a strong note but lost value in the second half of the year when interest rates rose. Credit card company MBNA declined as concerns about a slowdown in consumer spending began to surface, and higher short-term interest rates created concerns about their profit margins. Citigroup, Bank of New York and Morgan Stanley also were adversely affected by the steady slowdown in capital markets activity, which resulted from higher rates and lower investor confidence.

1 (C)2004 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.



[SIDEBAR INFORMATION]:

Net asset value per share
as of 07/31/04 ($)
-----------------------------------
   Class A                    16.57
===================================
   Class B                    15.53
===================================
   Class C                    15.64
===================================
   Class Z                    16.59
===================================



Distributions declared per share
as of 08/01/03 - 07/31/04 ($)
-----------------------------------
   Class A                     0.14
===================================
   Class B                     0.03
===================================
   Class C                     0.03
===================================
   Class Z                     0.18
===================================



Holdings discussed in this report
as of 07/31/04 (%)
-----------------------------------
   Exxon Mobil                  3.5
===================================
   ConocoPhillips               2.7
===================================
   BP                           2.6
===================================
   TXU                          1.9
===================================
   MBNA                         1.0
===================================
   Citigroup                    4.0
===================================
   Bank of New York             1.4
===================================
   Morgan Stanley               1.1
===================================
   Nokia                        0.8
===================================
   Wendy's International        1.5
===================================
   PepsiCo                      1.8
===================================


Your fund is actively managed and the composition of the portfolio will change over time. Information provide is calculated as a percentage of net assets.

--------------------------------------------------------------------------------
                                                   Columbia Growth & Income Fund

POOR RETURNS FROM TECHNOLOGY, CONSUMER DISCRETIONARY

In technology, we lost ground with Finnish cell phone manufacturer Nokia. The company's market share declined during the period, but we believe its plans to introduce a wide range of new phones with varying price points has the potential to help the stock recover in the coming year. Wendy's International and PepsiCo reflected a slowdown in discretionary spending among consumers near the end of the period. While both stocks' returns were positive for the period, each finished the period relatively weak.

MIXED SIGNALS ON THE ECONOMY

We believe that the fund's restructuring efforts have the potential to continue to reap benefits for the fund. As the economic cycle matures, we expect profit growth to slow. In this environment, we continue to favor companies with strong financial positions and the potential to do well under a variety of market conditions.

[photo of Brian Cunningham]

Brian Cunningham has co-managed Columbia Growth & Income Fund since November 2003 and has been with the advisor and its predecessors since 1987.

/s/ Brian Cunningham


[photo of Gregory M. Miller]

Gregory M. Miller has co-managed the fund since April 2003 and has been with the advisor and its predecessors since 1985.

/s/ Gregory M. Miller


[photo of Richard Dahlberg]

Richard Dahlberg, CFA, has co-managed the fund since October 2003 and has been with the advisor since 2003.

/s/ Richard Dahlberg

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Changes in interest rates, changes in financial strength of issuers of lower-rated bonds and foreign, political and economic developments also may affect the fund's performance.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

[SIDEBAR INFORMATION]:


We continue to favor companies with strong financial positions and the potential to do well under a variety of market conditions.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
July 31, 2004
                                                   Columbia Growth & Income Fund

                                        A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS
                                        ------------------------------------------------------------------------------------
               Investment Portfolio     The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

                                        ------------------------------------------------------------------------------------
Statement of Assets and Liabilities     This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets.
                                        The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                                        ------------------------------------------------------------------------------------
            Statement of Operations     This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period.
                                        The total of these results represents the fund's net increase or decrease in net assets from operations.

                                        ------------------------------------------------------------------------------------
 Statement of Changes in Net Assets     This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions
                                        (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

                                        ------------------------------------------------------------------------------------
      Notes to Financial Statements     These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                                        ------------------------------------------------------------------------------------
               Financial Highlights     The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
                    ------------------------------------------------------------
July 31, 2004

                                                   Columbia Growth & Income Fund

Common Stocks - 97.6%
CONSUMER DISCRETIONARY - 7.3%                                                                             Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                        Automobiles - 0.8%        General Motors Corp.                                    343,719    14,828,038
                                                                                                Automobiles Total    14,828,038

                                                  -----------------------------------------------------------------------------
      Hotels, Restaurants & Leisure - 1.8%        Harrah's Entertainment, Inc.                            101,874     4,736,122
                                                  Wendy's International, Inc.                             803,823    28,752,749
                                                                              Hotels, Restaurants & Leisure Total    33,488,871

                                                  -----------------------------------------------------------------------------
                              Media - 3.8%        Clear Channel Communications, Inc.                      374,328    13,363,510
                                                  Gannett Co., Inc.                                       118,041     9,813,929
                                                  McGraw-Hill Companies, Inc.                             254,400    19,095,264
                                                  Time Warner, Inc. (a)                                 1,327,140    22,096,881
                                                  Viacom, Inc., Class A                                   231,527     7,883,494
                                                                                                      Media Total    72,253,078

                                                  -----------------------------------------------------------------------------
                   Specialty Retail - 0.9%        Office Depot, Inc. (a)                                1,100,715    18,051,726
                                                                                           Specialty Retail Total    18,051,726
                                                                                                                   ------------
                                                                                     CONSUMER DISCRETIONARY TOTAL   138,621,713

CONSUMER STAPLES - 9.6%
------------------------------------------        -----------------------------------------------------------------------------
                          Beverages - 1.8%        PepsiCo, Inc.                                           672,423    33,621,150
                                                                                                  Beverages Total    33,621,150

                                                  -----------------------------------------------------------------------------
           Food & Staples Retailing - 1.0%        Costco Wholesale Corp.                                  468,908    19,065,799
                                                                                   Food & Staples Retailing Total    19,065,799

                                                  -----------------------------------------------------------------------------
                      Food Products - 2.2%        ConAgra Foods, Inc.                                     837,371    21,771,646
                                                  Kraft Foods, Inc., Class A                              643,224    19,650,493
                                                                                              Food Products Total    41,422,139

                                                  -----------------------------------------------------------------------------
                 Household Products - 3.7%        Clorox Co.                                              434,891    21,644,525
                                                  Kimberly-Clark Corp.                                    392,954    25,176,563
                                                  Procter & Gamble Co.                                    457,490    23,858,104
                                                                                         Household Products Total    70,679,192

                                                  -----------------------------------------------------------------------------
                            Tobacco - 0.9%        Altria Group, Inc.                                      379,482    18,063,343
                                                                                                    Tobacco Total    18,063,343
                                                                                                                   ------------
                                                                                           CONSUMER STAPLES TOTAL   182,851,623

ENERGY - 13.8%
------------------------------------------        -----------------------------------------------------------------------------
        Energy Equipment & Services - 1.9%        Halliburton Co.                                       1,159,056    36,800,028
                                                                                Energy Equipment & Services Total    36,800,028

                                                  -----------------------------------------------------------------------------
                         Oil & Gas - 11.9%        BP PLC, ADR                                             878,903    49,534,973
                                                  ConocoPhillips                                          664,314    52,328,014
                                                  Exxon Mobil Corp.                                     1,427,507    66,093,574
                                                  Marathon Oil Corp.                                      982,438    37,008,439
                                                  Royal Dutch Petroleum Co., N.Y. Shares                  417,598    21,005,179
                                                                                                  Oil & Gas Total   225,970,179
                                                                                                                   ------------
                                                                                                     ENERGY TOTAL   262,770,207



See notes to investment portfolio.

--------------------------------------------------------------------------------
July 31, 2004
                                                   Columbia Growth & Income Fund


Common Stocks - (continued)
FINANCIALS - 29.8%                                                                                        Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                    Capital Markets - 3.9%        Bank of New York Co., Inc.                              903,951    25,970,512
                                                  Goldman Sachs Group, Inc.                               170,293    15,018,140
                                                  Morgan Stanley                                          433,789    21,398,811
                                                  State Street Corp.                                      279,158    11,950,754
                                                                                            Capital Markets Total    74,338,217

                                                  -----------------------------------------------------------------------------
                   Commercial Banks - 6.3%        National City Corp.                                     410,607    14,987,156
                                                  U.S. Bancorp                                          1,527,294    43,222,420
                                                  Wachovia Corp.                                          434,124    19,236,034
                                                  Wells Fargo & Co.                                       741,956    42,595,694
                                                                                           Commercial Banks Total   120,041,304

                                                  -----------------------------------------------------------------------------
                   Consumer Finance - 1.0%        MBNA Corp.                                              767,465    18,948,711
                                                                                           Consumer Finance Total    18,948,711

                                                  -----------------------------------------------------------------------------
     Diversified Financial Services - 6.8%        Citigroup, Inc.                                       1,719,244    75,801,468
                                                  JPMorgan Chase & Co.                                  1,455,043    54,316,755
                                                                             Diversified Financial Services Total   130,118,223

                                                  -----------------------------------------------------------------------------
                          Insurance - 8.3%        AFLAC, Inc.                                             280,194    11,106,890
                                                  Ambac Financial Group, Inc.                             278,330    19,792,046
                                                  American International Group, Inc.                      599,472    42,352,697
                                                  Lincoln National Corp.                                  379,160    16,569,292
                                                  Marsh & McLennan Companies, Inc.                        218,798     9,710,255
                                                  St. Paul Travelers Companies, Inc.                      527,882    19,568,586
                                                  Willis Group Holdings Ltd.                              565,676    19,685,525
                                                  XL Capital Ltd., Class A                                279,559    19,759,230
                                                                                                  Insurance Total   158,544,521

                                                  -----------------------------------------------------------------------------
                        Real Estate - 1.7%        Archstone-Smith Trust, REIT                             336,937     9,916,056
                                                  Kimco Realty Corp., REIT                                228,576    10,994,506
                                                  Vornado Realty Trust, REIT                              185,512    10,776,392
                                                                                                Real Estate Total    31,686,954

                                                  -----------------------------------------------------------------------------
         Thrifts & Mortgage Finance - 1.8%        Countrywide Financial Corp.                             179,636    12,951,756
                                                  Freddie Mac                                             341,849    21,984,309
                                                                                 Thrifts & Mortgage Finance Total    34,936,065
                                                                                                                   ------------
                                                                                                 FINANCIALS TOTAL   568,613,995

HEALTH CARE - 4.5%
------------------------------------------        -----------------------------------------------------------------------------
   Health Care Providers & Services - 1.9%        Aetna, Inc.                                             429,684    36,866,887
                                                                           Health Care Providers & Services Total    36,866,887

                                                  -----------------------------------------------------------------------------
                    Pharmaceuticals - 2.6%        Bristol-Myers Squibb Co.                                349,046     7,993,153
                                                  Johnson & Johnson                                       185,035    10,226,884
                                                  Merck & Co., Inc.                                       221,420    10,041,397
                                                  Pfizer, Inc.                                            672,133    21,481,371
                                                                                            Pharmaceuticals Total    49,742,805
                                                                                                                   ------------
                                                                                                HEALTH CARE TOTAL    86,609,692






                                              See notes to investment portfolio.

--------------------------------------------------------------------------------
July 31, 2004
                                                   Columbia Growth & Income Fund




Common Stocks - (continued)
INDUSTRIALS - 11.1%                                                                                        Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                Aerospace & Defense - 4.1%        General Dynamics Corp.                                  238,154    23,534,378
                                                  Honeywell International, Inc.                           537,413    20,212,103
                                                  Raytheon Co.                                            283,062     9,496,730
                                                  United Technologies Corp.                               268,531    25,107,649
                                                                                        Aerospace & Defense Total    78,350,860

                                                  -----------------------------------------------------------------------------
     Commercial Services & Supplies - 1.4%        Waste Management, Inc.                                  987,364    27,784,423
                                                                             Commercial Services & Supplies Total    27,784,423

                                                  -----------------------------------------------------------------------------
           Industrial Conglomerates - 3.7%        General Electric Co.                                  1,206,488    40,115,726
                                                  Textron, Inc.                                           484,748    29,715,052
                                                                                   Industrial Conglomerates Total    69,830,778

                                                  -----------------------------------------------------------------------------
                          Machinery - 1.9%        Deere & Co.                                             322,243    20,240,083
                                                  Ingersoll-Rand Co., Class A                             221,043    15,183,444
                                                                                                  Machinery Total    35,423,527
                                                                                                                   ------------
                                                                                                INDUSTRIALS TOTAL   211,389,588

INFORMATION TECHNOLOGY - 6.7%
------------------------------------------        -----------------------------------------------------------------------------
           Communications Equipment - 0.8%        Nokia Oyj, ADR                                        1,351,680    15,706,522
                                                                                   Communications Equipment Total    15,706,522

                                                  -----------------------------------------------------------------------------
            Computers & Peripherals - 2.1%        International Business Machines Corp.                   216,202    18,824,708
                                                  Lexmark International, Inc., Class A (a)                231,301    20,470,138
                                                                                    Computers & Peripherals Total    39,294,846

                                                  -----------------------------------------------------------------------------
                        IT Services - 1.2%        Accenture Ltd., Class A (a)                             914,238    22,517,682
                                                                                                IT Services Total    22,517,682

                                                  -----------------------------------------------------------------------------
                 Office Electronics - 1.1%        Xerox Corp. (a)                                       1,579,303    21,889,140
                                                                                         Office Electronics Total    21,889,140

                                                  -----------------------------------------------------------------------------
                           Software - 1.5%        Electronic Arts, Inc. (a)                               383,791    19,239,443
                                                  Microsoft Corp.                                         319,541     9,094,137
                                                                                                   Software Total    28,333,580
                                                                                                                   ------------
                                                                                     INFORMATION TECHNOLOGY TOTAL   127,741,770

MATERIALS - 3.5%
------------------------------------------        -----------------------------------------------------------------------------
                          Chemicals - 1.5%        Air Products & Chemicals, Inc.                          571,875    29,594,531
                                                                                                  Chemicals Total    29,594,531

                                                  -----------------------------------------------------------------------------
            Paper & Forest Products - 2.0%        MeadWestvaco Corp.                                      765,925    22,870,520
                                                  Weyerhaeuser Co.                                        247,640    15,353,680
                                                                                    Paper & Forest Products Total    38,224,200
                                                                                                                   ------------
                                                                                                  MATERIALS TOTAL    67,818,731
TELECOMMUNICATION SERVICES - 5.1%
------------------------------------------        -----------------------------------------------------------------------------
Diversified Telecommunication Services - 5.1%     BellSouth Corp.                                       1,172,133    31,753,083
                                                  SBC Communications, Inc.                              1,259,525    31,916,364
                                                  Verizon Communications, Inc.                            875,890    33,756,801
                                                                     Diversified Telecommunication Services Total    97,426,248
                                                                                                                   ------------
                                                                                 TELECOMMUNICATION SERVICES TOTAL    97,426,248




See notes to investment portfolio.

--------------------------------------------------------------------------------
July 31, 2004

                                                   Columbia Growth & Income Fund


Common Stocks - (continued)
UTILITIES - 6.2%                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                 Electric Utilities - 6.2%        American Electric Power Co., Inc.                       639,124    19,883,148
                                                  Consolidated Edison, Inc.                               724,817    29,695,752
                                                  Entergy Corp.                                           276,552    15,901,740
                                                  Southern Co.                                            520,189    15,231,134
                                                  TXU Corp.                                               934,496    37,062,111
                                                                                         Electric Utilities Total   117,773,885
                                                                                                                   ------------
                                                                                                  UTILITIES TOTAL   117,773,885
                                                                                                                   ------------
                                                  TOTAL COMMON STOCKS (cost of $1,594,831,251)                    1,861,617,452


Investment Company - 2.0%
------------------------------------------        -----------------------------------------------------------------------------

                                                  iShares Russell 1000 Value Index Fund
                                                  (cost of $37,654,236)                                   644,122    38,196,435


Short-Term Obligation - 0.4%                                                                              Par ($)
------------------------------------------        -----------------------------------------------------------------------------
                                                  Repurchase agreement with State Street
                                                  Bank & Trust Co., dated 07/30/04, due
                                                  08/02/04 at 1.240%, collateralized by a
                                                  U.S. Treasury Bond maturing 08/15/29,
                                                  market value of $7,700,351 (repurchase
                                                  proceeds $7,548,780)
                                                  (cost of $7,548,000)                                  7,548,000     7,548,000


                                                  Total Investments - 100.0%
                                                  (cost of $1,640,033,487) (b)                                    1,907,361,887

                                                  Other Assets & Liabilities, Net - 0.0%                                931,046

                                                  Net Assets - 100.0%                                            $1,908,292,933



  Notes to Investment Portfolio:
  (a) Non-income producing security.
  (b) Cost for federal income tax purposes is $1,640,115,682.


          Acronym                   Name
       -------------              ---------
            ADR        American Depositary Receipt
            REIT      Real Estate Investment Trust

                                             See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
                                   ---------------------------------------------
July 31, 2004
                                                   Columbia Growth & Income Fund

                                                                                                                             ($)
------------------------------------------        -----------------------------------------------------------------------------
                                    Assets        Investments, at cost                                            1,640,033,487
                                                                                                                  -------------
                                                  Investments, at value                                           1,907,361,887
                                                  Cash                                                               24,869,384
                                                  Receivable for:
                                                    Fund shares sold                                                  1,410,692
                                                    Interest                                                                520
                                                    Dividends                                                         4,983,908
                                                  Reimbursement due from Investment Advisor                              42,577
                                                  Deferred Trustees' compensation plan                                   44,463
                                                                                                                  -------------
                                                                                                     Total Assets 1,938,713,431

                                                  -----------------------------------------------------------------------------
                               Liabilities        Payable for:
                                                    Investments purchased                                            24,868,832
                                                    Fund shares repurchased                                           2,818,629
                                                    Investment advisory fee                                           1,158,192
                                                    Transfer agent fee                                                  528,969
                                                    Pricing and bookkeeping fees                                         48,667
                                                    Trustees' fees                                                        1,520
                                                    Custody fee                                                           7,070
                                                    Distribution and service fees                                       801,376
                                                  Deferred Trustees' fees                                                44,463
                                                  Other liabilities                                                     142,780
                                                                                                                  -------------
                                                                                                Total Liabilities    30,420,498

                                                                                                       Net Assets 1,908,292,933
                                                  -----------------------------------------------------------------------------
                 Composition of Net Assets        Paid-in capital                                                 1,935,350,937
                                                  Undistributed net investment income                                11,362,036
                                                  Accumulated net realized loss                                   (305,748,440)
                                                  Net unrealized appreciation on investments                        267,328,400

                                                                                                       Net Assets 1,908,292,933
                                                  -----------------------------------------------------------------------------
                                   Class A        Net assets                                                        621,242,730
                                                  Shares outstanding                                                 37,483,977
                                                  Net asset value per share                                            16.57(a)
                                                  Maximum offering price per share ($16.57/0.9425)                     17.58(b)

                                                  -----------------------------------------------------------------------------
                                   Class B        Net assets                                                        718,021,538
                                                  Shares outstanding                                                 46,219,676
                                                  Net asset value and offering price per share                         15.53(a)

                                                  -----------------------------------------------------------------------------
                                   Class C        Net assets                                                         97,225,657
                                                  Shares outstanding                                                  6,214,727
                                                  Net asset value and offering price per share                         15.64(a)


                                   Class Z        Net assets                                                        471,803,008
                                                  Shares outstanding                                                 28,432,616
                                                  Net asset value, offering and redemption price per share                16.59



                                                  (a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
                                                  (b)  On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS
                       ---------------------------------------------------------
For the Year Ended July 31, 2004
                                                   Columbia Growth & Income Fund

                                                                                                                            ($)
------------------------------------------        -----------------------------------------------------------------------------
                         Investment Income        Dividends                                                          44,784,434
                                                  Interest                                                              482,136
                                                                                                                     ----------
                                                  Total Investment Income (net of foreign taxes
                                                  withheld of $363,336)                                              45,266,570

                                                  -----------------------------------------------------------------------------
                                  Expenses        Investment advisory fee                                            13,939,113
                                                  Distribution fee:
                                                    Class B                                                           5,668,909
                                                    Class C                                                             833,455
                                                  Service fee:
                                                    Class A                                                           1,622,321
                                                    Class B                                                           1,889,636
                                                    Class C                                                             277,818
                                                  Transfer agent fee                                                  3,740,585
                                                  Pricing and bookkeeping fees                                          461,519
                                                  Trustees' fees                                                         46,186
                                                  Custody fee                                                            69,318
                                                  Non-recurring costs (See Note 7)                                       89,386
                                                  Other expenses                                                        557,732
                                                                                                                     ----------
                                                   Total Expenses                                                    29,195,978
                                                  Fees and expenses waived or reimbursed by Investment Advisor        (224,681)
                                                  Non-recurring costs assumed by Investment Advisor (See Note 7)       (89,386)
                                                  Custody earnings credit                                               (3,478)
                                                                                                                     ----------
                                                   Net Expenses                                                      28,878,433
                                                                                                                     ----------
                                                  Net Investment Income                                              16,388,137

                                                  -----------------------------------------------------------------------------
              Net Realized and Unrealized         Net realized gain on:
               Gain (Loss) on Investments           Investments                                                      48,265,445
                                                    Net realized loss on the disposal of investments purchased
                                                      in violation of investment restrictions (See Note 6)                   --
                                                                                                                     ----------
                                                  Net realized gain                                                  48,265,445
                                                  Net change in unrealized appreciation/depreciation on investments 182,278,097

                                                                                                                    -----------
                                                  Net Gain                                                          230,543,542
                                                                                                                    -----------
                                                  Net Increase in Net Assets from Operations                        246,931,679


                                                                                             See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                   ---------------------------------------------
                                                   Columbia Growth & Income Fund

                                                                                        Year Ended     Period Ended   Year Ended
                                                                                         July 31,        July 31,      June 30,
Increase (Decrease) in Net Assets:                                                       2004 ($)      2003 (a) ($)    2003 ($)
------------------------------------------        -----------------------------------------------------------------------------
                                Operations        Net investment income                  16,388,137     2,635,729     8,993,969
                                                  Net realized gain (loss)
                                                      on investments                     48,265,445     8,380,929 (361,181,251)
                                                  Net change in unrealized appreciation/
                                                  depreciation on investments           182,278,097  (18,186,270)   275,599,753
                                                                                       ----------------------------------------
                                                  Net Increase (Decrease)
                                                      from Operations                   246,931,679   (7,169,612)  (76,587,529)
                                                  -----------------------------------------------------------------------------
    Distributions Declared to Shareholders        From net investment income:
                                                    Class A                             (5,897,569)            --   (3,173,507)
                                                    Class B                             (1,496,752)            --            --
                                                    Class C                               (222,462)            --            --
                                                    Class Z (formerly Class S) (b)      (4,825,957)            --            --
                                                    Class Z (through 07/29/02) (b)               --            --   (1,132,336)
                                                  From net realized gains:
                                                    Class A                                      --            --  (13,113,326)
                                                    Class B                                      --            --  (14,310,343)
                                                    Class C                                      --            --   (2,195,247)
                                                    Class Z (through 07/29/02) (b)               --            --   (3,001,953)
                                                                                       ----------------------------------------
                                                      Total Distributions Declared
                                                      to Shareholders                  (12,442,740)            --  (36,926,712)
                                                  -----------------------------------------------------------------------------
                        Share Transactions        Class A:
                                                    Subscriptions                       110,785,469    10,998,695   275,649,995
                                                    Distributions reinvested              5,352,979            --    12,464,817
                                                    Redemptions                       (202,240,844)  (15,465,282) (355,987,815)
                                                                                       ----------------------------------------
                                                      Net Decrease                     (86,102,396)   (4,466,587)  (67,873,003)

                                                  Class B:
                                                    Subscriptions                        63,411,224     7,719,841   130,400,340
                                                    Distributions reinvested              1,357,040            --    13,082,827
                                                    Redemptions                       (183,048,069)  (12,183,503) (222,419,817)
                                                                                       ----------------------------------------
                                                      Net Decrease                    (118,279,805)   (4,463,662)  (78,936,650)

                                                  Class C:
                                                    Subscriptions                        12,823,341     1,520,993    35,645,799
                                                    Distributions reinvested                202,402            --     1,967,464
                                                    Redemptions                        (43,080,290)   (2,834,558)  (42,869,122)
                                                                                       ----------------------------------------
                                                      Net Decrease                     (30,054,547)   (1,313,565)   (5,255,859)

                                                  Class Z (formerly Class S) (b):
                                                    Subscriptions                       136,454,093     8,461,262   217,927,301
                                                    Proceeds received in combination
                                                      with original Class Z                      --            --     4,557,863
                                                    Distributions reinvested              4,266,571            --     3,886,208
                                                    Redemptions                       (104,262,595)   (5,748,955)  (62,646,371)
                                                                                       ----------------------------------------
                                                      Net Increase                       36,458,069     2,712,307   163,725,001


                                                  (a)The Fund changed its fiscal year end from June 30 to July 31.

                                                  (b)On July 29, 2002, the Fund's existing Class Z shares were combined into the
                                                     Fund's Class S shares, which were subsequently redesignated as Class Z shares.

                                              See notes to financial statements.

--------------------------------------------------------------------------------
                                                   Columbia Growth & Income Fund

                                                                                        Year Ended     Period Ended   Year Ended
                                                                                         July 31,        July 31,      June 30,
                                                                                          2004($)       2003(a)($)      2003($)
------------------------------------------        -----------------------------------------------------------------------------
                                                  Class Z (through 07/29/02) (b):
                                                    Subscriptions                                --            --       387,731
                                                    Proceeds combined into former Class S        --            --   (4,557,863)
                                                    Redemptions                                  --            --     (170,835)
                                                                                       ----------------------------------------
                                                      Net Decrease                               --            --   (4,340,967)

                                                    Net Increase (Decrease)
                                                    from Share Transactions           (197,978,679)   (7,531,507)     7,318,522
                                                      Total Increase (Decrease)
                                                      in Net Assets                      36,510,260  (14,701,119) (106,195,719)
                                                  -----------------------------------------------------------------------------
                                Net Assets        Beginning of period                 1,871,782,673 1,886,483,792 1,992,679,511
                                                  End of period (including undistributed
                                                  net investment income of $11,362,036,
                                                  $7,425,317 and $4,789,588,
                                                  respectively)                       1,908,292,933 1,871,782,673 1,886,483,792
                                                  -----------------------------------------------------------------------------
                         Changes in Shares        Class A:
                                                    Subscriptions                         6,980,307       740,289    19,938,430
                                                    Issued for distributions reinvested     342,763            --       902,615
                                                    Redemptions                        (12,621,689)   (1,045,471)  (26,325,791)
                                                                                      -----------------------------------------
                                                      Net Decrease                      (5,298,619)     (305,182)   (5,484,746)

                                                  Class B:
                                                    Subscriptions                         4,264,505       554,962    10,058,691
                                                    Issued for distributions reinvested      92,195            --     1,005,610
                                                    Redemptions                        (12,190,707)     (874,829)  (17,345,105)
                                                                                      -----------------------------------------
                                                      Net Decrease                      (7,834,007)     (319,867)   (6,280,804)

                                                  Class C:
                                                    Subscriptions                           861,203       108,591     2,739,448
                                                    Issued for distributions reinvested      13,657            --       150,057
                                                    Redemptions                         (2,839,364)     (202,000)   (3,334,540)
                                                                                      -----------------------------------------
                                                      Net Decrease                      (1,964,504)      (93,409)     (445,035)

                                                  Class Z (formerly Class S) (b):
                                                    Subscriptions                         8,517,555       571,033    17,134,572
                                                    Issued for combination with
                                                      original Class Z                           --            --       336,309
                                                    Issued for distributions reinvested     273,149            --       281,607
                                                    Redemptions                         (6,498,126)     (387,341)   (4,606,424)
                                                                                      -----------------------------------------
                                                      Net Increase                        2,292,578       183,692    13,146,064

                                                  Class Z (through 07/29/02) (b):
                                                    Subscriptions                                --            --        26,431
                                                    Shares combined into former Class S          --            --     (336,309)
                                                    Redemptions                                  --            --      (11,978)
                                                                                      -----------------------------------------
                                                      Net Decrease                               --            --     (321,856)



                                                  (a)The Fund changed its fiscal year end from June 30 to July 31.
                                                  (b)On July 29, 2002, the Fund's existing Class Z shares were combined into the
                                                     Fund's Class S shares, which were subsequently redesignated as Class Z shares.



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
                             ---------------------------------------------------
July 31, 2004
                                                   Columbia Growth & Income Fund

NOTE 1. ORGANIZATION

Columbia Growth & Income Fund (the "Fund"), a series of Columbia Funds Trust VI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks long-term growth and income.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Effective February 10, 2004, the Board of Trustees approved the commencement of Class R shares of the Fund which had not commenced operations as of July 31, 2004. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Growth & Income Fund to Columbia Growth & Income Fund. Also on that date, the Trust changed its name from Liberty Funds Trust VI to Columbia Funds Trust VI.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or

--------------------------------------------------------------------------------
July 31, 2004
                                                   Columbia Growth & Income Fund

restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains. The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations,which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2004, permanent differences resulting primarily from differing treatments for REIT adjustments were identified and reclassified among the components of the Fund's net assets as follows:

    Undistributed          Accumulated
   Net Investment         Net Realized            Paid-In
       Income                 Loss                Capital
===========================================================
      $(8,678)               $8,679                $(1)
===========================================================

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the year ended July 31, 2004, the period ended July 31, 2003 and the year ended June 30, 2003 was as follows:

                                July 31, 2004   July 31, 2003   June 30, 2003
===============================================================================
 Distributions paid from:
    Ordinary income*            $12,442,740          $--         $ 5,091,397
-------------------------------------------------------------------------------
    Long-term capital gains              --           --          31,835,315
===============================================================================

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.


As of July 31, 2004, the components of distributable earnings on a tax basis were as follows:

    Undistributed         Undistributed
      Ordinary              Long-Term         Net Unrealized
       Income             Capital Gains        Appreciation*
==============================================================
     $11,412,198               $--             $267,246,205
==============================================================

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.


Unrealized appreciation and depreciation at July 31, 2004, based on cost of investments for federal income tax purposes was:

    Unrealized appreciation                  $ 302,793,704
    Unrealized depreciation                   (35,547,499)
============================================================
          Net unrealized appreciation        $ 267,246,205
============================================================


The following capital loss carryforwards may be available to reduce taxable income arising from future

--------------------------------------------------------------------------------
July 31, 2004
                                                   Columbia Growth & Income Fund

net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               Year of                Capital Loss
             Expiration               Carryforward
=====================================================
                2010                  $193,404,812
-----------------------------------------------------
                2011                   112,261,432
-----------------------------------------------------
                                      $305,666,244
=====================================================



Capital loss carryforwards of $48,144,585 were utilized during the year ended July 31, 2004 for the Fund. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      Average Daily Net Assets       Annual Fee Rate
=======================================================
          First $1 billion                0.80%
-------------------------------------------------------
           Over $1 billion                0.60%
=======================================================

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      Average Daily Net Assets       Annual Fee Rate
=======================================================
          First $1 billion                0.80%
-------------------------------------------------------
           Over $1 billion                0.70%
=======================================================

In addition, for the period August 1, 2003 through October 31, 2003, Columbia voluntarily waived a portion of its investment advisory fee so that it did not exceed 0.60% annually on the Fund's average daily net assets over $1 billion.

For the year ended July 31, 2004, the Fund's effective investment advisory fee rate was 0.70%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended July 31, 2004, the Fund's effective pricing and bookkeeping fee rate was 0.024%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

For the year ended July 31, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.19%.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

--------------------------------------------------------------------------------
July 31, 2004
                                                   Columbia Growth & Income Fund

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended July 31, 2004, the Distributor has retained net underwriting discounts of $118,207 on sales of the Fund's Class A shares and received CDSC fees of $8,128, $1,872,077 and $20,974 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Effective October 13, 2003, Liberty Funds Distributor, Inc. was renamed Columbia Funds Distributor, Inc.


CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended July 31, 2004, the Fund paid $4,328 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

PORTFOLIO INFORMATION

For the year ended July 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $984,525,013 and $1,070,643,137, respectively.

NOTE 5. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended July 31, 2004, the Fund did not borrow under this arrangement.

NOTE 6. OTHER

During the year ended July 31, 2004, the Fund purchased iShares of the Russell 1000 Value Index Fund in excess of investment restrictions. A portion of this position was subsequently sold off at a loss of $191,282 and the Fund is in the process of being reimbursed by Columbia.

Also during the year ended July 31, 2004, due to a trading error, the Fund purchased additional iShares. This position was subsequently sold off at a loss of $10,337 and the Fund was reimbursed by Columbia.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS
AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not

--------------------------------------------------------------------------------
July 31, 2004
                                                   Columbia Growth & Income Fund

uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended July 31, 2004, Columbia has assumed $89,386 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
                    -----------------------------------------------------------
                                                   Columbia Growth & Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                  Year         Period
                                                  Ended         Ended                      Year Ended June 30,
                                                July 31,      July 31,    --------------------------------------------------------
Class A Shares                                    2004        2003 (a)        2003           2002         2001          2000
==================================================================================================================================

Net Asset Value, Beginning of Period               $ 14.69       $ 14.75       $ 15.67       $ 18.98       $ 20.60       $ 21.84
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                             0.18          0.02          0.11          0.11          0.12          0.01
Net realized and unrealized
gain (loss) on investments                            1.84         (0.08)        (0.72)        (1.89)         2.59          0.25
                                              ------------  ------------  ------------  ------------  ------------ ------------
Total from Investment Operations                      2.02         (0.06)        (0.61)        (1.78)         2.71          0.26
----------------------------------------------------------------------------------------------------------------------------------

Less Distributions Declared to Shareholders:
From net investment income                           (0.14)           --         (0.06)        (0.10)           --            --
From net realized gains                                 --            --         (0.25)        (1.43)        (4.33)        (1.50)
                                              ------------  ------------  ------------  ------------  ------------ ------------
Total Distributions
Declared to Shareholders                             (0.14)           --         (0.31)        (1.53)        (4.33)        (1.50)
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                     $ 16.57       $ 14.69       $ 14.75       $ 15.67       $ 18.98       $ 20.60
Total return (c)(d)                                  13.83%        (0.41)%(e)    (3.75)%      (10.24)%       13.34%         1.43%
----------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                          1.21%         1.36%(g)      1.40%         1.31%         1.32%         1.35%
Net investment income (f)                             1.11%         1.93%(g)      0.83%         0.60%         0.62%         0.06%
Waiver/reimbursement                                  0.01%         0.05%(g)      0.04%         0.05%         0.03%         0.10%
Portfolio turnover rate                                 52%            6%(e)        63%           47%          104%           81%
Net assets, end of period (000's)                 $621,243      $628,680      $635,415      $761,122      $503,647      $309,129
----------------------------------------------------------------------------------------------------------------------------------

(a) The Fund changed its fiscal year end from June 30 to July 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

--------------------------------------------------------------------------------
                                                   Columbia Growth & Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                  Year         Period
                                                  Ended         Ended                      Year Ended June 30,
                                                July 31,      July 31,    --------------------------------------------------------
Class B Shares                                    2004        2003 (a)        2003           2002         2001          2000
==================================================================================================================================

Net Asset Value, Beginning of Period               $ 13.78       $ 13.84       $ 14.77       $ 18.01       $ 19.88       $ 21.29
----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations:
Net investment income (loss) (b)                      0.05          0.01          0.01         (0.03)        (0.03)        (0.14)
Net realized and unrealized
gain (loss) on investments                            1.73         (0.07)        (0.69)        (1.77)         2.49          0.23
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total from Investment Operations                      1.78         (0.06)        (0.68)        (1.80)         2.46          0.09
----------------------------------------------------------------------------------------------------------------------------------

Less Distributions Declared to Shareholders:
From net investment income                           (0.03)           --            --         (0.01)           --            --
From net realized gains                                 --            --         (0.25)        (1.43)        (4.33)        (1.50)
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total Distributions
Declared to Shareholders                             (0.03)           --         (0.25)        (1.44)        (4.33)        (1.50)
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                     $ 15.53       $ 13.78       $ 13.84       $ 14.77       $ 18.01       $ 19.88
Total return (c)(d)                                  12.92%        (0.43)%(e)    (4.50)%      (10.89)%       12.46%         0.64%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                          1.96%         2.11%(g)      2.15%         2.06%         2.07%         2.10%
Net investment income (loss) (f)                      0.36%         1.18%(g)      0.07%        (0.15)%       (0.13)%       (0.69)%
Waiver/reimbursement                                  0.01%         0.05%(g)      0.04%         0.05%         0.03%         0.10%
Portfolio turnover rate                                 52%            6%(e)        63%           47%          104%           81%
Net assets, end of period (000's)                 $718,022      $745,122      $752,605      $895,904      $883,754      $822,017
----------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund changed its fiscal year end from June 30 to July 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

--------------------------------------------------------------------------------
                                                   Columbia Growth & Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                  Year         Period
                                                  Ended         Ended                      Year Ended June 30,
                                                July 31,      July 31,    --------------------------------------------------------
Class C Shares                                    2004        2003 (a)        2003           2002         2001          2000
==================================================================================================================================

Net Asset Value, Beginning of Period               $ 13.88       $ 13.94       $ 14.87       $ 18.12       $ 19.99       $ 21.39
----------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations:
Net investment income (loss) (b)                      0.05          0.01          0.01         (0.03)        (0.02)        (0.14)
Net realized and unrealized
gain (loss) on investments                            1.74         (0.07)        (0.69)        (1.78)         2.48          0.24
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total from Investment Operations                      1.79         (0.06)        (0.68)        (1.81)         2.46          0.10
----------------------------------------------------------------------------------------------------------------------------------

Less Distributions Declared to Shareholders:
From net investment income                           (0.03)           --            --         (0.01)           --            --
From net realized gains                                 --            --         (0.25)        (1.43)        (4.33)        (1.50)
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total Distributions
Declared to Shareholders                             (0.03)           --         (0.25)        (1.44)        (4.33)        (1.50)
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                     $ 15.64       $ 13.88       $ 13.94       $ 14.87       $ 18.12       $ 19.99
Total return (c)(d)                                  12.90%        (0.43)%(e)    (4.47)%      (10.88)%       12.38%         0.68%
----------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                          1.96%         2.11%(g)      2.15%         2.06%         2.06%         2.10%
Net investment income (loss) (f)                      0.36%         1.19%(g)      0.08%        (0.15)%       (0.13)%       (0.69)%
Waiver/reimbursement                                  0.01%         0.05%(g)      0.04%         0.05%         0.03%         0.10%
Portfolio turnover rate                                 52%            6%(e)        63%           47%          104%           81%
Net assets, end of period (000's)                 $ 97,226      $113,542      $115,314      $129,661      $ 77,565      $ 29,303
----------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund changed its fiscal year end from June 30 to July 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.

--------------------------------------------------------------------------------
                                                   Columbia Growth & Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                  Year          Period                                                Period
                                                  Ended          Ended             Year Ended June 30,                 Ended
                                                July 31,       July 31,  ------------------------------------------   June 30,
Class Z Shares                                    2004          2003 (a)         2003 (b)              2002          2001 (c)
================================================================================================================================

Net Asset Value, Beginning of Period               $ 14.71           $ 14.76          $ 15.68           $ 19.00         $ 19.64
-------------------------------------------------------------------------------------------------------------------------------

Income from Investment Operations:
Net investment income (d)                             0.22              0.03             0.16              0.16            0.06
Net realized and unrealized
gain (loss) on investments                            1.84             (0.08)           (0.74)            (1.88)          (0.70)
                                                  --------          --------         --------          --------        --------
Total from Investment Operations                      2.06             (0.05)           (0.58)            (1.72)          (0.64)
-------------------------------------------------------------------------------------------------------------------------------

Less Distributions Declared to Shareholders:
From net investment income                           (0.18)               --            (0.09)            (0.17)             --
From net realized gains                                 --                --            (0.25)            (1.43)             --
                                                  --------          --------         --------          --------        --------
Total Distributions Declared
to Shareholders                                      (0.18)               --            (0.34)            (1.60)             --
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                     $ 16.59           $ 14.71          $ 14.76           $ 15.68         $ 19.00
Total return (e)(f)                                  14.08%            (0.34)%(g)       (3.52)%           (9.94)%         (3.26)%(g)
-------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)                                          0.96%             1.11%(i)         1.15%             1.06%           1.08%(i)
Net investment income (h)                             1.38%             2.18%(i)         1.13%             0.85%           0.86%(i)
Waiver/reimbursement                                  0.01%             0.05%(i)         0.04%             0.05%           0.03%(i)
Portfolio turnover rate                                 52%                6%(g)           63%               47%            104%
Net assets, end of period (000's)                 $471,803          $384,438         $383,150          $200,908        $264,425
-------------------------------------------------------------------------------------------------------------------------------

(a)  The Fund changed its fiscal year end from June 30 to July 31.
(b) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares.
(c) Class Z shares were initially offered on February 7, 2001. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e)  Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ------------------------------------------------
                                                   Columbia Growth & Income Fund

To the Trustees of Columbia Funds Trust VI and the Shareholders of Columbia Growth
& Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Growth & Income Fund (the "Fund") (formerly Liberty Growth & Income Fund) (a series of Columbia Funds Trust VI, formerly Liberty Funds Trust VI) at July 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 16, 2004

UNAUDITED INFORMATION
                      ----------------------------------------------------------
                                                   Columbia Growth & Income Fund

Federal Income Tax Information

100% of the ordinary income distributed by the Fund, in the year ended July 31, 2004, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2003 to July 31, 2004 may represent qualified dividend income. Final information will be provided in your 2004 1099-Div Form.

Trustees

         -----------------------------------------------------------------------
                                                   Columbia Growth & Income Fund

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each fund in the Columbia Funds complex. Each Officer listed below held such office for the period ended July 31, 2004. The Statement of Additional Information
(SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.




Name, address and age, Position with funds,   Principal occupation(s) during past five years, Number of portfolios in Columbia Funds
Year first elected or appointed to office(1)  complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 48)                    Executive Vice President-Strategy of United Airlines (airline) since December 2002
P.O. Box 66100                                (formerly President of UAL Loyalty Services (airline) from September 2001 to December
Chicago, IL 60666                             2002; Executive Vice President and Chief Financial Officer of United Airlines from
Trustee (since 1996)                          July 1999 to September 2001). Oversees 118, Orbitz (online travel company)

                                              --------------------------------------------------------------------------------------
JANET LANGFORD KELLY (age 46)                 Private Investor since March 2004 (formerly Chief Administrative Officer and Senior
9534 W. Gull Lake Drive                       Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to
Richland, MI 49083-8530                       March 2004; Executive Vice President- Corporate Development and Administration,
Trustee (since 1996)                          General Counsel and Secretary, Kellogg Company (food manufacturer), from September
                                              1999 to August 2003; Senior Vice President, Secretary and General Counsel, Sara Lee
                                              Corporation (branded, packaged, consumer-products manufacturer) from January 1995 to
                                              September 1999). Oversees 118, None

                                              --------------------------------------------------------------------------------------
RICHARD W. LOWRY (age 68)                     Private Investor since August 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                        U.S. Plywood Corporation (building products manufacturer)). Oversees 120 3, None
Vero Beach, FL 32963
Trustee (since 1995)

                                              --------------------------------------------------------------------------------------
CHARLES R. NELSON (age 62)                    Professor of Economics, University of Washington, since January 1976; Ford and Louisa
Department of Economics                       Van Voorhis Professor of Political Economy, University of Washington, since September
University of Washington                      1993; (formerly Director, Institute for Economic Research, University of Washington
Seattle, WA 98195                             from September 2001 to June 2003) Adjunct Professor of Statistics, University of
Trustee (since 1981)                          Washington, since September 1980; Associate Editor, Journal of Money Credit and
                                              Banking, since September 1993; consultant on econometric and statistical matters.
                                              Oversees 118, None

                                              --------------------------------------------------------------------------------------
JOHN J. NEUHAUSER (age 61)                    Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                               (formerly Dean, Boston College School of Management from September 1977 to September
Chestnut Hill, MA 02467-3838                  1999). Oversees 121 3,4, Saucony, Inc. (athletic footwear and apparel)
Trustee (since 1985)
                                              --------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   Columbia Growth & Income Fund


Name, address and age, Position with funds,   Principal occupation(s) during past five years, Number of portfolios in Columbia Funds
Year first elected or appointed to office(1)  complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

PATRICK J. SIMPSON (age 59)                   Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W.Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

                                              --------------------------------------------------------------------------------------
THOMAS E. STITZEL (age 68)                    Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                        College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                               Oversees 118, None
Trustee (since 1998)

                                              --------------------------------------------------------------------------------------
THOMAS C. THEOBALD (age 67)                   Managing Director, William Blair Capital Partners (private equity investing) since
227 West Monroe Street,                       September 1994. Oversees 118, Anixter International (network support equipment
Suite 3500                                    distributor), Jones Lang LaSalle (real estate management services) and Ventas, Inc
Chicago, IL 60606                             (real estate investment trust)
Trustee and Chairman of the Board 5
(since 1996)

                                              --------------------------------------------------------------------------------------
ANNE-LEE VERVILLE (age 59)                    Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                        Corporation (computer and technology) from 1994 to 1997). Oversees 119 4, Chairman of
Hopkinton, NH 03229                           the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of
Trustee (since 1998)                          giftware and collectibles)

                                              --------------------------------------------------------------------------------------
RICHARD L. WOOLWORTH (age 63)                 Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                  Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                            BlueCross BlueShield of Oregon; Certified Public Accountant. Oversees 118, Northwest
Trustee (since 1991)                          Natural Gas Co. (natural gas service provider)
                                              --------------------------------------------------------------------------------------


INTERESTED TRUSTEES

WILLIAM E. MAYER 2 (age 64)                   Managing Partner, Park Avenue Equity Partners (private equity) since February 1999
399 Park Avenue                               (formerly Founding Partner, Development Capital LLC from November 1996 to February
Suite 3204                                    1999). Oversees 1203, Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                            service provider), First Health (healthcare), Reader's Digest (publishing) and
Trustee (since 1994)                          OPENFIELD Solutions (retail industry technology provider)
                                              --------------------------------------------------------------------------------------

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.
(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS
         -----------------------------------------------------------------------
                                                   Columbia Growth & Income Fund

Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office     Principal occupation(s) during past five years

VICKI L. BENJAMIN (Age 43)                           Chief Accounting Officer of the Columbia Funds and Liberty All-Star Funds since
One Financial Center                                 June 2001; Assistant Treasurer of Columbia Acorn and Wanger Funds since June
Boston, MA 02111                                     2004 (formerly Controller of the Columbia Funds and of the Liberty All-Star
Chief Accounting Officer                             Funds from May 2002 to May 2004); Controller and Chief Accounting Officer of
                                                     the Galaxy Funds since September 2002 (formerly Vice President, Corporate
                                                     Audit, State Street Bank and Trust Company from May 1998 to April 2001).
                                                     -------------------------------------------------------------------------------
MICHAEL CLARKE (Age 34)                              Controller of the Columbia Funds and of the Liberty All-Star Funds since 2004;
One Financial Center                                 Assistant Treasurer of Columbia Acorn and Wanger Funds since June 2004
Boston, MA 02111                                     (formerly Assistant Treasurer of the Columbia Funds and of the Liberty All-Star
Controller (since 2004)                              Funds from June 2002 to May 2004; Vice President, Product Strategy &
                                                     Development of Liberty Funds Group from February 2001 to June 2002; Assistant
                                                     Treasurer of the Liberty Funds and of the Liberty All-Star Funds from August
                                                     1999 to February 2001; Audit Manager at Deloitte & Touche LLP from May 1997 to
                                                     August 1999).
                                                     -------------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Age 40)                        President of the Columbia Funds since February 27, 2004; Treasurer of the
One Financial Center                                 Columbia Funds and of the  Liberty All-Star Funds since December 2000; Vice
Boston, MA 02111                                     President of the Advisor since April 2003 (formerly Chief Accounting Officer
Treasurer (since 2000) and President (since 2004)    and Controller of the Liberty Funds and Liberty All-Star Funds from February
                                                     1998 to October 2000); Treasurer of the Galaxy Funds since September 2002;
                                                     Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December
                                                     2002 (formerly Vice President of Colonial from February 1998 to October 2000).
                                                     -------------------------------------------------------------------------------
DAVID A. ROZENSON (Age 50)                           Secretary of the Columbia Funds and of the Liberty All-Star Funds since
One Financial Center                                 December 2003; Senior Counsel, Bank of America Corporation (formerly
Boston, MA 02111                                     FleetBoston Financial Corporation) since January 1996; Associate Counsel,
Secretary (since 2003)                               Columbia Management Group since November 2002.
                                                     -------------------------------------------------------------------------------

COLUMBIA FUNDS
              ------------------------------------------------------------------
                                                   Columbia Growth & Income Fund

                                   ---------------------------------------------
                 Large Growth      Columbia Common Stock
                                   Columbia Growth
                                   Columbia Growth Stock
                                   Columbia Large Cap Growth
                                   Columbia Tax-Managed Growth
                                   Columbia Tax-Managed Growth II
                                   Columbia Young Investor
                                   ---------------------------------------------
                  Large Value      Columbia Disciplined Value
                                   Columbia Growth & Income
                                   Columbia Large Cap Core
                                   Columbia Tax-Managed Value
                                   ---------------------------------------------
                Midcap Growth      Columbia Acorn Select
                                   Columbia Mid Cap Growth
                                   Columbia Tax-Managed Aggressive Growth
                                   ---------------------------------------------
                 Midcap Value      Columbia Dividend Income
                                   Columbia Mid Cap
                                   Columbia Strategic Investor
                                   ---------------------------------------------
                 Small Growth      Columbia Acorn
                                   Columbia Acorn USA
                                   Columbia Small Company Equity
                                   ---------------------------------------------
                  Small Value      Columbia Small Cap
                                   Columbia Small Cap Value
                                   ---------------------------------------------
                     Balanced      Columbia Asset Allocation
                                   Columbia Balanced
                                   Columbia Liberty Fund
                                   ---------------------------------------------
                    Specialty      Columbia Real Estate Equity
                                   Columbia Technology
                                   Columbia Utilities
                                   ---------------------------------------------
         Taxable Fixed-Income      Columbia Contrarian Income
                                   Columbia Corporate Bond
                                   Columbia Federal Securities
                                   Columbia Fixed Income Securities
                                   Columbia High Yield
                                   Columbia High Yield Opportunities
                                   Columbia Income
                                   Columbia Intermediate Bond
                                   Columbia Intermediate Government Income
                                   Columbia Quality Plus Bond
                                   Columbia Short Term Bond
                                   Columbia Strategic Income
                                   ---------------------------------------------
                Floating Rate      Columbia Floating Rate
                                   Columbia Floating Rate Advantage
                                   ---------------------------------------------
                   Tax Exempt      Columbia High Yield Municipal
                                   Columbia Intermediate Tax-Exempt Bond
                                   Columbia Managed Municipals
                                   Columbia National Municipal Bond
                                   Columbia Tax-Exempt
                                   Columbia Tax-Exempt Insured

--------------------------------------------------------------------------------
                                                   Columbia Growth & Income Fund

                              ---------------------------------------------
 Single State Tax Exempt      Columbia California Tax-Exempt
                              Columbia Connecticut Intermediate Municipal Bond
                              Columbia Connecticut Tax-Exempt
                              Columbia Florida Intermediate Municipal Bond
                              Columbia Massachusetts Intermediate Municipal Bond
                              Columbia Massachusetts Tax-Exempt
                              Columbia New Jersey Intermediate Municipal Bond
                              Columbia New York Intermediate Municipal Bond
                              Columbia New York Tax-Exempt
                              Columbia Oregon Municipal Bond
                              Columbia Pennsylvania Intermediate Municipal Bond
                              Columbia Rhode Island Intermediate Municipal Bond
                              ---------------------------------------------
            Money Market      Columbia Money Market
                              Columbia Municipal Money Market
                              ---------------------------------------------
    International/Global      Columbia Acorn International
                              Columbia Acorn International Select
                              Columbia Europe
                              Columbia Global Equity
                              Columbia International Equity
                              Columbia International Stock
                              Columbia Newport Asia Pacific
                              Columbia Newport Greater China
                              Columbia Newport Tiger
                              ---------------------------------------------
                   Index      Columbia Large Company Index
                              Columbia Small Company Index
                              Columbia U.S. Treasury Index





                    Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.



                    For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

                    Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                       -----------------------------------------
                                                   Columbia Growth & Income Fund

Transfer Agent
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110





The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Growth
& Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-345-6611.


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Columbia Growth & Income Fund  Annual Report, July 31, 2004

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[LOGO]:
COLUMBIA FUNDS

A MEMBER OF COLUMBIA MANAGEMENT GROUP

[C]2004 Columbia Funds Distributor, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611  www.columbiafunds.com

                                                   779-02/525S-0804 (09/04) 2616

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing. Effective July 31, 2003, this series of the registrant changed its fiscal year-end from June
30. Fee information for the fiscal year ended June 30, 2003 is also included below.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003 are approximately as follows:

                                2004          July 2003     June 2003
                                $30,000       $16,000       $32,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003 are approximately as follows:

                                2004          July 2003     June 2003
                                $4,000        $0            $6,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years/periods July 31, 2004 and July 31, 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year June 30, 2003 also includes fees for agreed-upon procedures conducted during the conversion of the fund's accounting system.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003 are approximately as follows:

                                2004          July 2003     June 2003
                                $2,400        $2,300        $2,300

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees during the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003 primarily consist of the review of annual tax returns.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal years/periods ended during the fiscal years ended July 31, 2004, July 31, 2003 and June 30, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended during the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003, there were no Tax Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended during the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended during the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003 are as follows:

                                2004          July 2003     June 2003
                                $0            $0            $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended during the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years/periods ended July 31, 2004 and July 31, 2003, All Other

Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000 and $0, respectively. During the fiscal year ended June 30, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000. For both fiscal years/periods July 31, 2004 and June 30, 2003, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003 was zero.

(e)(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through June 30 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V.  AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years/periods ended July 31, 2004, July 31, 2003 and June 30, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000, $0 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommended by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust VI
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By (Signature and Title)       /s/ J. Kevin Connaughton
                        -------------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                                September 27, 2004
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)       /s/ J. Kevin Connaughton
                        -------------------------------------------------------
                               J. Kevin Connaughton, President and Treasurer

Date                                September 27, 2004
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